Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income (Loss) (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)	Mar. 31, 2009 JPY (¥)
Schedule of Pension and Other Postretirment Benefits Changes in Benefit Obligation and Fair Value of Plan Assets [Line Items]
Net actuarial gain (loss)	$ (264)	¥ (21,978)	¥ 81,949	¥ (303,074)
Recognized net actuarial loss	194	16,095	27,246	5,752
Prior service costs	17	1,429	3,080	2,096
Amortization of prior service costs	(289)	(24,032)	(15,063)	(17,677)
Amortization of net transition obligation	23	1,944	1,944	1,944
Other	493	40,995	2,594	17,003
Total recognized in other comprehensive income (loss)	$ 174	¥ 14,453	¥ 101,750	¥ (293,956)